Earnings Release | April 27, 2017

FY16 YTD FY17 YTD $61 $72$62 $73 45% 46% About GWB 2 Company Snapshot Stock Performance Strong Earnings Growth and Efficiency Market Presence Stock Performance 03/31/16 - 03/31/17: • Price Range: $26.43-$45.61 • Avg. Close: $36.04 • 12-month Price Increase: 55.52% (1) Source: American Banker's Association (2) Efficiency ratio and adjusted net income are non-GAAP measures. See appendix for reconciliations. • Full-service regional bank focused on relationship-based business and agribusiness banking • 174 banking branches across 9 states: Arizona, Colorado, Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota and South Dakota • Headquartered in Sioux Falls, South Dakota • 5th largest farm lender bank in the U.S. as of 12/31/16 (1) FY13 FY14 FY15 FY16 $96 $105 $109 $121 $10 $131 51% 50% 48% 50% Net Income ($MM) Adj. Net Income ($MM) (2) Efficiency Ratio (2)

Executing on Strategy Focused Business Banking Franchise with Agribusiness Expertise Strong Profitability and Growth Driven by a Highly Efficient Operating Model Risk Management Driving Strong Credit Quality Strong Capital Generation and Attractive Dividend (1) This is a non-GAAP measure. See appendix for reconciliation. • Net interest margin expanded compared to the December 2016 quarter as a result of increasing asset yields and a more favorable asset mix • Significant progress managing stressed Ag loan relationships ◦ Net Ag loan outflows led to slower loan growth for the quarter but full-year target unchanged • Deposit balances increased by $385.7 million during the quarter • Fully diluted EPS of $0.60 for the quarter compared to $0.55 for 2QFY16, an increase of 9.1% • Attractive FYTD profitability metrics: 1.27% ROAA and 15.9% ROATCE(1) • Efficiency ratio(1) of 47.0% for the quarter compared to 45.5% for the same quarter of FY16 and 45.1% for the quarter ended December 31, 2016 • FYTD net charge-offs of 0.30% of average loans (annualized) elevated compared to the prior year primarily due to Agriculture net charge-offs • Loans graded "Substandard" increased by 9.1% to $263.7 million and loans graded "Watch" decreased by 1.0% to $324.5 million compared to September 30, 2016 while nonaccrual loans increased by 1.0% • All regulatory capital ratios remain above minimums to be considered “well capitalized” and each capital ratio increased compared to December 31, 2016 • Strong capital generation supports an increased quarterly dividend of $0.20 per share ◦ Dividend payable May 24, 2017 to stockholders of record as of the close of business on May 12, 2017 3

Revenue

Great Western Bancorp, Inc.

Revenue Highlights

- Net interest income (FTE) up 13.0% compared to 2QFY16 primarily driven by increased average loan balances
- NIM (FTE) up 9 basis points and adjusted NIM (FTE) [2] up 12 basis points sequentially
  - Expanding asset yields following the December Fed rate hike and more favorable asset mix
  - Cost of deposits rising more slowly than asset yields
- Noninterest income, excluding the change in fair value of fair value options loans and the net gain (loss) on related derivatives, increased 25% compared to 2QFY16, primarily due to increases in service charges and other fees and wealth management

Net Interest Income ($MM) and NIM



$88.1
3.99%
3.75%
$99.6
3.98%
3.83%
$175.9
3.99%
3.74%
$200.4
3.93%
3.77%
2QFY16
2QFY17
FY16 YTD
FY17 YTD
Net Interest Income (FTE)
NIM (FTE)
Adjusted NIM (FTE) (2)

NIM Analysis



3.89%
0.05%
0.01%
-0.03%
0.06%
0.00%
0.00%
3.98%
1Q FY17
Cash Mix
Investment Rate
Borrowings Rate
Loans, other Yield
Loans, SOP Yield
NOW-MMDA-Svgs Mix
2Q FY17

Noninterest Income [1]



Mortgage banking income, net, $1,641
Gain on security sales, $43
Other, $1,426
Wealth management, $2,429
Service charges and other fees, $11,919

(1) Chart excludes changes related to loans and derivatives at fair value which netted $(3.6) million for the quarter. Dollars in thousands.
(2) Adjusted NIM (FTE) is a non-GAAP measure. See appendix for reconciliations.

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GreatWesternBank.com

2QFY16 2QFY17 $44.1 $53.9 $44.9 45.5% 47.0% Earnings, Expenses & Provision 5 Highlights Provision for Loan Losses ($MM)Noninterest Expense ($MM) Net Income ($MM) (1) Efficiency ratio and adjusted net income are non-GAAP measures. See appendix for reconciliations. 2.5% increase in total noninterest expense sequentially • Net income increased 14.6% compared to 2QFY16 ◦ EPS of $0.60 per fully diluted share • Efficiency ratio(1) was 47.0%, up slightly from 45.5% 2QFY16 and 45.1% for 1QFY17 ◦ Remains very attractive and expenses are well managed • Provision for loan losses increased compared to the same periods in FY16 primarily driven by required specific reserves, many of which have subsequently charged off Noninterest expense Acquisition expense Efficiency Ratio (1) 2QFY16 2QFY17 $2.6 $4.0 2QFY16 3QFY16 4QFY16 1QFY17 2QFY17 $31 $31 $26 $34 $37 $37 $35 $8 $34 $35 1.24% 1.00% 1.19% 1.28% 1.26% Net Income Adjusted Net Income (1) ROAA FY16 YTD FY17 YTD $61 $72$62 $73 1.24% 1.27% FY16 YTD FY17 YTD $88.3 $105.7 $89.1 $106.4 45.3% 46.0% FY16 YTD FY17 YTD $6.5 $11.1

FY13 FY14 FY15 FY16 2QFY17 $6,948 $7,052 $7,387 $7,742 $9,092 $863 $8,605 0.48% 0.36% 0.32% 0.32% 0.36% Balance Sheet Overview 6 Balance Sheet Highlights Total Loans ($MM) Deposits ($MM) Capital (1) TCE / TA is a non-GAAP measure. See appendix for reconciliation. • Net Ag loan outflows, both seasonal and workout of stressed credits, tempered FYTD loan growth ◦ Strong C&I growth in the quarter • Deposits grew $385.7 million, or 4.4%, during the quarter ◦ Loan to deposit ratio down to 96%, with deposits available to fund loan growth in the second half of the year, though some seasonal outflows expected • All key regulatory capital ratios increased compared to December 31, 2016, supporting an increased dividend 5.7% FYTD growth FY13 FY14 FY15 FY16 2QFY17 $6,363 $6,787 $7,325 $7,819 $8,697 $864 $8,6830.2% FYTD growth Total Loans Loans Acquired Total Deposits Deposits Acquired Cost of Deposits FY13 FY14 FY15 FY16 2QFY17 12.4% 11.8% 10.9% 11.1% 11.6% 13.8% 12.9% 12.1% 12.2% 12.7% 8.2% 8.2% 8.3% 8.5% 9.0% Tier 1 Capital Total Capital TCE / TA (1)

Asset Quality 7 Highlights Net Charge-offs / Average Total Loans Strong Credit QualityWatch & Substandard Loans ($MM) “Watch” and “Substandard” loans remained stable as a percentage of total loans Watch Loans Substandard Loans % of Total Loans FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 YTD 0.65% 0.88% 0.54% 0.44% 0.14% 0.13% 0.12% 0.30% FY12 FY13 FY14 FY15 FY16 2QFY17 2.76% 2.03% 1.16% 0.93% 1.46% 1.47% 42.4% 43.3% 60.2% 83.8% 51.1% 49.1% NALs / Total Loans Reserves / NALs • Ratio of ALLL / total loans was 0.72% at March 31, 2017 compared to 0.74% at September 30, 2016 ◦ Reduction in ALLL coverage primarily results from higher net charge-offs on loans with specific reserves ◦ Comprehensive Credit-Related Coverage is 1.21%(1), inclusive of acquired loan marks and credit adjustment on loans at fair value • Nonaccrual loans increased by $3.5 million, loans graded “Watch” decreased $10.2 million and loans graded “Substandard” increased $14.2 million during the quarter ◦ These metrics remain relatively stable and support management's view that Ag credit is manageable (1) Comprehensive Credit-Related Coverage is a non-GAAP measure. FY13 FY14 FY15 FY16 2QFY17 $219 $288 $310 $328 $324 $139 $358 $126 $414 $184 $494 $242 $570 $264 $588 5.6% 6.1% 6.7% 6.6% 6.8%

Proven Business Strategy 8 Focused Business Banking Franchise with Agribusiness Expertise Risk Management Driving Strong Credit Quality Attract and Retain High-Quality Relationship Bankers Invest in Organic Growth While Optimizing Footprint Deepen Customer Relationships Strong Profitability and Growth Driven by a Highly Efficient Operating Model Strong Capital Generation and Attractive Dividend Explore Accretive Strategic Acquisition Opportunities

Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements about Great Western Bancorp, Inc.’s expectations, beliefs, plans, strategies, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” "views," “intends” and similar words or phrases. In particular, the statements included in this press release concerning Great Western Bancorp, Inc.’s expected performance and strategy, the outlook for its agricultural lending segment and the interest rate environment, beyond fiscal year 2016 are not historical facts and are forward-looking. Accordingly, the forward- looking statements in this press release are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties, including those related to the recently-completed acquisition of HF Financial Corp., that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the sections titled “Item 1A. Risk Factors” and "Cautionary Note Regarding Forward-Looking Statements" in Great Western Bancorp, Inc.’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016, and other periodic filings with the SEC, including its Quarterly Reports on Form 10-Q for the periods ended March 31, 2016, June 30, 2016 and December 31, 2016. Further, any forward-looking statement speaks only as of the date on which it is made, and Great Western Bancorp, Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. A reconciliation of these non-GAAP measures appears in our earnings release dated April 27, 2017 and in Appendix 1 to this presentation. Our earnings release and this presentation are available in the Investor Relations section of our website at www.greatwesternbank.com. Our earnings release and this presentation are also available as part of our Current Report on Form 8-K filed with the SEC on April 27, 2017. Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc. Disclosures 9

Appendix 1 Non-GAAP Measures

Non-GAAP Measures

Great Western Bancorp, Inc.

	At or for the six months ended:		At or for the three months ended:				
	March 31, 2017	March 31, 2016	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Adjusted net income and adjusted earnings per common share:							
Net income - GAAP	$ 72,065	$ 61,135	$ 35,162	$ 36,903	$ 33,758	$ 26,360	$ 30,674
Add: Acquisition expenses	710	771	—	710	2,742	12,179	771
Add: Tax effect at 38%	(270)	(293)	—	(270)	(1,042)	(4,628)	(293)
Adjusted net income	$ 72,505	$ 61,613	$ 35,162	$ 37,343	$ 35,458	$ 33,911	$ 31,152
Weighted average diluted common shares outstanding	59,032,787	55,401,164	59,073,669	58,991,905	58,938,367	57,176,705	55,408,876
Earnings per common share - diluted	$ 1.22	$ 1.10	$ 0.60	$ 0.63	$ 0.57	$ 0.46	$ 0.55
Adjusted earnings per common share - diluted	$ 1.23	$ 1.11	$ 0.60	$ 0.63	$ 0.60	$ 0.59	$ 0.56
Tangible net income and return on average tangible common equity:							
Net income - GAAP	$ 72,065	$ 61,135	$ 35,162	$ 36,903	$ 33,758	$ 26,360	$ 30,674
Add: Amortization of intangible assets	1,389	1,417	550	839	1,024	822	708
Add: Tax on amortization of intangible assets	(213)	(440)	(50)	(163)	(220)	(220)	(220)
Tangible net income	$ 73,241	$ 62,112	$ 35,662	$ 37,579	$ 34,562	$ 26,962	$ 31,162
Average common equity	$ 1,676,506	$ 1,476,424	$ 1,686,770	$ 1,666,243	$ 1,647,155	$ 1,567,372	$ 1,488,398
Less: Average goodwill and other intangible assets	749,964	704,221	749,638	750,290	750,756	727,707	703,866
Average tangible common equity	$ 926,542	$ 772,203	$ 937,132	$ 915,953	$ 896,399	$ 839,665	$ 784,532
Return on average common equity *	8.6%	8.3%	8.5%	8.8%	8.2%	6.8%	8.3%
Return on average tangible common equity **	15.9%	16.1%	15.4%	16.3%	15.3%	12.9%	16.0%

* Calculated as net income - GAAP divided by average common equity. Annualized for partial-year periods.

** Calculated as tangible net income divided by average tangible common equity. Annualized for partial-year periods.

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NYSE: GWB

GreatWesternBank.com

Non-GAAP Measures

Great Western Bancorp, Inc.

	At or for the six months ended:		At or for the three months ended:				
	March 31, 2017	March 31, 2016	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Adjusted net interest income and adjusted net interest margin (fully-tax equivalent basis):							
Net interest income - GAAP	$ 196,042	$ 172,295	$ 97,399	$ 98,642	$ 98,227	$ 91,652	$ 86,338
Add: Tax equivalent adjustment	4,323	3,617	2,182	2,142	2,012	1,905	1,791
Net interest income (FTE)	200,365	175,912	99,581	100,784	100,239	93,557	88,129
Add: Current realized derivative gain (loss)	(8,361)	(10,827)	(3,875)	(4,486)	(4,895)	(5,005)	(5,175)
Adjusted net interest income (FTE)	$ 192,004	$ 165,085	$ 95,706	$ 96,298	$ 95,344	$ 88,552	$ 82,954
Average interest-earning assets	$ 10,215,580	$ 8,828,558	$ 10,144,875	$ 10,286,284	$ 10,173,743	$ 9,528,576	$ 8,892,465
Net interest margin (FTE) *	3.93%	3.99%	3.98%	3.89%	3.92%	3.95%	3.99%
Adjusted net interest margin (FTE) **	3.77%	3.74%	3.83%	3.71%	3.73%	3.74%	3.75%

* Calculated as net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

** Calculated as adjusted net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

	March 31, 2017	March 31, 2016	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Adjusted interest income and adjusted yield (fully-tax equivalent basis), on non ASC 310-30 loans:							
Interest income - GAAP	$ 198,165	$ 172,101	$ 98,825	$ 99,339	$ 99,058	$ 91,829	$ 86,534
Add: Tax equivalent adjustment	4,323	3,617	2,182	2,142	2,012	1,905	1,791
Interest income (FTE)	202,488	175,718	101,007	101,481	101,070	93,734	88,325
Add: Current realized derivative gain (loss)	(8,361)	(10,827)	(3,875)	(4,486)	(4,895)	(5,005)	(5,175)
Adjusted interest income (FTE)	$ 194,127	$ 164,891	$ 97,132	$ 96,995	$ 96,175	$ 88,729	$ 83,150
Average non ASC 310-30 loans	$ 8,523,800	$ 7,282,371	$ 8,531,652	$ 8,515,947	$ 8,477,214	$ 7,903,860	$ 7,371,600
Yield (FTE) *	4.76%	4.83%	4.80%	4.73%	4.74%	4.77%	4.82%
Adjusted yield (FTE) **	4.57%	4.53%	4.62%	4.52%	4.51%	4.52%	4.54%

* Calculated as interest income (FTE) divided by average loans. Annualized for partial-year periods.

** Calculated as adjusted interest income (FTE) divided by average loans. Annualized for partial-year periods.

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NYSE: GWB

GreatWesternBank.com

Non-GAAP Measures

Great Western Bancorp, Inc.

	At or for the six months ended:		At or for the three months ended:				
	March 31, 2017	March 31, 2016	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Efficiency ratio:							
Total revenue - GAAP	$ 223,783	$ 189,940	$ 111,233	$ 112,549	$ 114,025	$ 100,749	$ 95,339
Add: Tax equivalent adjustment	4,323	3,617	2,182	2,142	2,012	1,905	1,791
Total revenue (FTE)	$ 228,106	$ 193,557	$ 113,415	$ 114,691	$ 116,037	$ 102,654	$ 97,130
Noninterest expense	$ 106,389	$ 89,075	$ 53,852	$ 52,537	$ 57,342	$ 61,222	$ 44,855
Less: Amortization of intangible assets	1,389	1,417	550	839	1,024	822	708
Tangible noninterest expense	$ 105,000	$ 87,658	$ 53,302	$ 51,698	$ 56,318	$ 60,400	$ 44,147
Efficiency ratio *	46.0%	45.3%	47.0%	45.1%	48.5%	58.8%	45.5%

* Calculated as the ratio of tangible noninterest expense to total revenue (FTE).

	March 31, 2017	March 31, 2016	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Tangible common equity and tangible common equity to tangible assets:							
Total stockholders' equity	$ 1,706,861	$ 1,509,202	$ 1,706,861	$ 1,678,638	$ 1,663,391	$ 1,640,511	$ 1,509,202
Less: Goodwill and other intangible assets	749,366	703,508	749,366	749,916	750,755	751,217	703,508
Tangible common equity	$ 957,495	$ 805,694	$ 957,495	$ 928,722	$ 912,636	$ 889,294	$ 805,694
Total assets	$ 11,356,841	$ 9,942,295	$ 11,356,841	$ 11,422,617	$ 11,531,180	$ 11,453,222	$ 9,942,295
Less: Goodwill and other intangible assets	749,366	703,508	749,366	749,916	750,755	751,217	703,508
Tangible assets	$ 10,607,475	$ 9,238,787	$ 10,607,475	$ 10,672,701	$ 10,780,425	$ 10,702,005	$ 9,238,787
Tangible common equity to tangible assets	9.0%	8.7%	9.0%	8.7%	8.5%	8.3%	8.7%
Tangible book value per share:							
Total stockholders' equity	$ 1,706,861	$ 1,509,202	$ 1,706,861	$ 1,678,638	$ 1,663,391	$ 1,640,511	$ 1,509,202
Less: Goodwill and other intangible assets	749,366	703,508	749,366	749,916	750,755	751,217	703,508
Tangible common equity	$ 957,495	$ 805,694	$ 957,495	$ 928,722	$ 912,636	$ 889,294	$ 805,694
Common shares outstanding	58,760,517	55,245,177	58,760,517	58,755,989	58,693,304	58,693,499	55,245,177
Book value per share - GAAP	$ 29.05	$ 27.32	$ 29.05	$ 28.57	$ 28.34	$ 27.95	$ 27.32
Tangible book value per share	$ 16.29	$ 14.58	$ 16.29	$ 15.81	$ 15.55	$ 15.15	$ 14.58

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GreatWesternBank.com

Appendix 2 Accounting for Loans at FV and Related Derivatives

Loans at FV and Related Derivatives Overview Summary • For certain loans with an original term greater than 5 years with a fixed rate to the customer, Great Western Bank (“GWB”) has entered into equal and offsetting fixed-to-floating interest rate swaps with two US counterparties • Total size of the portfolio was $1.06 billion at March 31, 2017 • GWB has elected the Fair Value Option (ASC 825) on these loans and applies a similar treatment to the related derivatives: • Changes in the fair value of the loans and the derivatives and the current period realized cost (benefit) of the derivatives (i.e., the net pay fixed/receive floating settlement) are recorded in earnings through noninterest income • This differs significantly from most peers who have elected Hedge Accounting treatment • The historical election is irrevocable so the concept will be present for the foreseeable future in GWB’s financial statements even if different accounting elections are made on future originations • Management presents non-GAAP measures to provide more clarity on the underlying economics Income Statement Line Item: Net increase (decrease) in fair value of loans at fair value Net realized and unrealized gain (loss) on derivatives Net Relationship Notes Increase (decrease) in FV related to interest rates $ (5,467) $ 5,467 $ — (1) Increase (decrease) in FV related to credit $ 251 $ — $ 251 (2) Current period realized cost of derivatives $ — $ (3,875) $ (3,875) (3) Subtotal, loans at FV and related derivatives $ (5,216) $ 1,592 $ (3,624) (4) (1) Equal and offsetting each period. Changes in the FV of each financial asset and liability driven by current compared to contractual rates. (2) Management records an adjustment for credit risk in noninterest income based on loss history for similar loans, adjusted for an assessment of existing market conditions for each loan segment. The FV adjustment related to credit is not included in the ALLL but loans are included in the ALLL coverage ratio denominator. (3) Current period actual cost of fixed-to-float interest rate swaps. Within non-GAAP financial measures, management reclassifies this component to interest income, resulting in adjusted interest income, adjusted net interest income and adjusted NIM, reflecting the underlying economics of the transactions. All else equal, this drag on earnings will reduce as short-term LIBOR rates increase. (4) While US GAAP mandates the presentation of these items in noninterest income, management believes the residual net amount economically represents the net credit exposure of this segment of the portfolio - presented as a "credit-related charge" in the earnings release and elsewhere (see note (2)) - and the current period derivative cost which should be analyzed relative to gross interest income received from the loan customers (see note (3)) as presented in non-GAAP measures. 15